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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 9, 2002

                         PENTASTAR COMMUNICATIONS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-27709                  84-1502003
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

               1660 WYNKOOP STREET, SUITE 1010. DENVER, CO 80202
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 825-4400

                                      NONE
         (Former name or former address, if changed since last report.)

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Item 5. Other Events

     PentaStar Communications, Inc. announced that its secured lender, Wells Fargo Bank West, National Association, initiated, and the court approved the appointment of a receiver to collect all collateral securing Wells Fargo's loan. As a result, PentaStar has ceased operations and all officers and directors of the Company have resigned.

     NASDAQ has notified PentaStar that it will be delisted from the NASDAQ Exchange for failing to file its Form 10K Annual Report For Fiscal Year Ended 2001 and PentaStar has withdrawn its S-3 and S-8 Registration Statements.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2002                     PENTASTAR COMMUNICATIONS, INC.

                                        By: /s/ Robert S. Lazzeri
                                            ---------------------
                                            Robert S. Lazzeri
                                            Chief Executive Officer